EXHIBIT 24

                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

April 30, 1996                         /S/ STEPHEN C. WATERBURY
                                       Stephen C. Waterbury
                                       Director
























                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

April 30, 1996                         /S/ HARRY C. VORYS
                                       Harry C. Vorys
                                       Director


























                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

April 29, 1996                         /S/ JANE M. RIX
                                       Jane M. Rix
                                       Director


























                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

May 6, 1996                            /S/ MELVIN J. TRUMBLE
                                       Melvin J. Trumble
                                       Director


























                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

April 30, 1996                         /S/ RANDALL L. PEAT
                                       Randall L. Peat
                                       Chairman of the Board and Director


























                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

May 15, 1996                           /S/ GENE BLEDSOE
                                       Gene Bledsoe
                                       Director


























                             POWER OF ATTORNEY

         The undersigned in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 200,000 shares of its Common Stock, no par value, to be offered in connection with the Employee Stock Ownership and Salary Deferral Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                       MANATRON, INC.

April 30, 1996                         /S/ RICHARD J. HOLLOMAN
                                       Richard J. Holloman
                                       Director